    As filed with the Securities and Exchange Commission on October 26, 2001
                                          Registration Statement No. 333-_______
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                          -----------------------------

                                 S1 CORPORATION
             (Exact name of registrant as specified in its charter)


             Delaware                                          58-2395199
 ---------------------------------                      -----------------------
 (State or other jurisdiction                               (IRS Employer
 of incorporation or organization)                         Identification No.)

               3500 Lenox Road, Suite 200, Atlanta, Georgia 30326
                    (Address of Principal Executive Offices)

                          -----------------------------

            SOFTWARE DYNAMICS, INCORPORATED 1998 STOCK INCENTIVE PLAN
                            (Full title of the plan)

                            -------------------------

                               Richard Dobb, Esq.
                       Vice President and General Counsel
                                 S1 Corporation
                           3500 Lenox Road, Suite 200
                             Atlanta, Georgia 30326
                     (Name and address of agent for service)

                                 (404) 923-6741
          (Telephone number, including area code, of agent for service)

                                    COPY TO:

                              Stuart G. Stein, Esq.
                             Hogan & Hartson L.L.P.
                           555 Thirteenth Street, N.W.
                             Washington, D.C. 20004
                                 (202) 637-8575


                           --------------------------

                         CALCULATION OF REGISTRATION FEE


-----------------------------------------------------------------------------------------------------------------------
                                                 AMOUNT         PROPOSED MAXIMUM     PROPOSED MAXIMUM      AMOUNT OF
           TITLE OF SECURITIES                   TO BE           OFFERING PRICE     AGGREGATE OFFERING   REGISTRATION
             TO BE REGISTERED                REGISTERED (2)      PER SHARE (1)         PRICE (1)(2)       FEE (1)(2)
-----------------------------------------------------------------------------------------------------------------------

Common Stock, par value $0.01 per share         101,784              $10.39             $1,057,536           $265
-----------------------------------------------------------------------------------------------------------------------


(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (h) under the Securities Act of 1933, as amended, based upon the average of the high and low prices for shares of common stock of S1 Corporation as reported on The Nasdaq Stock Market's National Market Tier of $10.39 on October 23, 2001.

(2) The Registrant is registering 101,784 shares of its common stock, par value $.01 per share, reserved for issuance pursuant to the Software Dynamics, Incorporated 1998 Stock Incentive Plan.

================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         The documents containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the instructions to Part I of Form S-8, such documents will not be filed with the SEC either as part of this registration statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents and the documents incorporated by reference pursuant to Item 3 of Part II of this registration statement, taken together, constitute the prospectus as required by Section 10(a) of the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.       INCORPORATION OF DOCUMENTS BY REFERENCE.

              S1 hereby incorporates by reference into this registration statement the following documents filed by it with the SEC:

         (a) S1's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2000.

         (b) S1's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001. S1's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2001.

         (c) Current Report on Form 8-K filed on January 18, 2001. Current Report on Form 8-K filed on February 14, 2001. Current Report on Form 8-K filed on April 9, 2001. Current Report on Form 8-K filed on May 2, 2001. Current Report on Form 8-K filed on August 2, 2001. Current Report on Form 8-K filed on August 8, 2001. Current Report on Form 8-K filed on August 23, 2001. Current Report on Form 8-K filed on September 10, 2001.

         (d) S1's Annual Report of Employee Stock Purchase, Savings and Similar Plans for the fiscal year ended December 31, 2000.

         (e) The description of Common Stock contained in S1's registration statement on Form 8-A filed with the SEC on September 30, 1998, including any amendment or report filed for the purpose of updating such description. In addition, all documents and reports filed by S1 subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.

         Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the General Corporation Law of the State of Delaware sets forth certain circumstances under which directors, officers, employees and agents may be indemnified against liability that they may incur in their capacity as such. Section 6 of S1's Amended and Restated Certificate of Incorporation, as amended, provides for indemnification of S1's directors, officers, employees and agents under certain circumstances. Section 6 of S1's Amended and Restated Bylaws, as amended, provides that S1 may purchase and maintain insurance on behalf of directors, officers, employees or agents. S1 has in effect a policy of liability insurance covering its directors and officers. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of S1 pursuant to the foregoing provisions, or otherwise, S1 has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by S1 of expenses incurred or paid by a director, officer, or controlling person of S1 in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, S1 will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

Exhibit
No.               Description
-------           -----------

4.1               Amended and Restated Certificate of Incorporation of S1
                  Corporation ("S1") (filed as Exhibit 1 to S1's Registration
                  Statement on Form 8-A filed with the Securities and Exchange
                  Commission (the "SEC") on September 30, 1998 and incorporated herein by reference).

4.2 Certificate of Amendment of Amended and Restated Certificate of Incorporation of S1 dated June 3, 1999 (filed as Exhibit
                  4.2 to S1's Registration Statement on Form S-8 (File No.
                  333-82369) filed with the SEC on July 7, 1999 and incorporated herein by reference).

4.3 Certificate of Amendment of Amended and Restated Certificate of Incorporation of S1 dated November 10, 1999 (filed as
                  Exhibit 3.3 to S1's Annual Report on

                  Form 10-K for the fiscal year ending December 31, 1999 and incorporated herein by reference).

4.4               Certificate of Designation for S1's Series B Redeemable
                  Convertible Preferred Stock (filed as Exhibit 2 to S1's
                  Registration Statement on Form 8-A filed with the SEC on September 30, 1998 and incorporated herein by reference).

4.5               Certificate of Designation for S1's Series C Redeemable
                  Convertible Preferred Stock (filed as Exhibit 3 to S1's
                  Quarterly Report on Form 10-Q for the quarterly period ending
                  March 31, 1999 and incorporated herein by reference).

4.6               Certificate of Designations for S1's Series D Convertible
                  Preferred Stock (filed as Exhibit 3 to S1's Current Report on
                  Form 8-K filed with the SEC on June 7, 2000 and incorporated herein by reference).

4.7               Certificate of Designations for S1's Series E Convertible
                  Preferred Stock.

4.8               Amended and Restated Bylaws of S1, as amended (filed as
                  Exhibit 4.7 to S1's Form S-8 Registration Statement (File No.
                  333-82383) filed with the SEC on August 9, 2000 and incorporated herein by reference).

5 Opinion of Richard Dobb, Esq. as to the legality of the securities registered hereunder, including the consent of Mr.
                  Dobb.

23.1              Consent of Mr. Dobb (included in Item 5).

23.2              Consent of PricewaterhouseCoopers LLP.

23.3              Consent of KPMG LLP.

24                Power of Attorney.


ITEM 9.       UNDERTAKINGS.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i)      To include any prospectus required by
                                    section 10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the

                                    "Calculation of Registration Fee" table in the effective registration statement; and

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) The undertaking concerning indemnification is set forth under the response to Item 6.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 26th day of October, 2001.

                               S1 CORPORATION



                               By: /s/ Richard P. Dobb
                                  ----------------------------------------------
                                  Richard P. Dobb, Esq.
                                  Vice President and General Counsel


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated below on this 26th day of October, 2001.

         SIGNATURE                                            TITLE
         ---------                                            -----


/s/ Jaime W. Ellertson                               Chief Executive Officer and a Director
------------------------------------                 (Principal Executive Officer)
Jaime W. Ellertson


/s/ Matthew Hale                                     Senior Vice President Finance
------------------------------------                 (Principal Financial Officer
Matthew Hale                                         and Principal Accounting Officer)



/s/ James S. Mahan, III                              Chairman of the Board
------------------------------------
James S. Mahan, III


/s/ David C. Hodgson                                 Director
------------------------------------
David C. Hodgson


/s/ M. Douglas Ivestor                               Director
------------------------------------
M. Douglas Ivestor


/s/ Howard J. Runnion                                Director
------------------------------------
Howard J. Runnion, Jr.


/s/ Jackson L. Wilson                                Director
------------------------------------
Jackson L. Wilson, Jr.

                                  EXHIBIT INDEX

Exhibit
No.                                  Description
-------                              -----------

4.1               Amended and Restated Certificate of Incorporation of S1
                  Corporation ("S1") (filed as Exhibit 1 to S1's Registration
                  Statement on Form 8-A filed with the Securities and Exchange
                  Commission (the "SEC") on September 30, 1998 and incorporated herein by reference).

4.2 Certificate of Amendment of Amended and Restated Certificate of Incorporation of S1 dated June 3, 1999 (filed as Exhibit
                  4.2 to S1's Registration Statement on Form S-8 (File No.
                  333-82369) filed with the SEC on July 7, 1999 and incorporated herein by reference).

4.3 Certificate of Amendment of Amended and Restated Certificate of Incorporation of S1 dated November 10, 1999 (filed as
                  Exhibit 3.3 to S1's Annual Report on Form 10-K for the fiscal year ending December 31, 1999 and incorporated herein by reference).

4.4               Certificate of Designation for S1's Series B Redeemable
                  Convertible Preferred Stock (filed as Exhibit 2 to S1's
                  Registration Statement on Form 8-A filed with the SEC on September 30, 1998 and incorporated herein by reference).

4.5               Certificate of Designation for S1's Series C Redeemable
                  Convertible Preferred Stock (filed as Exhibit 3 to S1's
                  Quarterly Report on Form 10-Q for the quarterly period ending
                  March 31, 1999 and incorporated herein by reference).

4.6               Certificate of Designations for S1's Series D Convertible
                  Preferred Stock (filed as Exhibit 3 to S1's Current Report on
                  Form 8-K filed with the SEC on June 7, 2000 and incorporated herein by reference).

4.7               Certificate of Designations for S1's Series E Convertible
                  Preferred Stock.

4.8               Amended and Restated Bylaws of S1, as amended (filed as
                  Exhibit 4.7 to S1's Form S-8 Registration Statement (File No.
                  333-82383) filed with the SEC on August 9, 2000 and incorporated herein by reference).

5 Opinion of Richard Dobb, Esq. as to the legality of the securities registered hereunder, including the consent of Mr.
                  Dobb.

23.1              Consent of Mr. Dobb (included in Item 5).

23.2              Consent of PricewaterhouseCoopers LLP.

23.3              Consent of KPMG LLP.

24                Power of Attorney.